Preliminary Reserving Results Presentation Fourth Quarter 2024

This presentation and the accompanying remarks contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These statements reflect management’s current expectations based on assumptions we believe are reasonable but are not guarantees of performance. Actual results may differ materially from those contained in forward-looking statements made on behalf of the Company. The forward-looking statements involve risks and uncertainties that include, but are not limited to, the impact of catastrophes, general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market and investment income fluctuations, trends in insured and paid losses, pandemic, regulatory and legal uncertainties and other factors described in our SEC filings, including our latest Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The preliminary reserving results in this presentation reflect management’s current views and may change as a result of management’s final review of results and other factors, including significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to the finalization and closing of the accounting books and records of the Company (which have yet to be performed) and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with U.S. GAAP. In the course of preparing and finalizing the financial statements for the year ended December 31, 2024, the preliminary estimates for the year ended December 31, 2024 will be subject to change and the Company may identify items that will require it to make adjustments to the Company’s preliminary estimates described herein. Any such changes could be material. For these or other reasons, the preliminary financial estimates for the year ended December 31, 2024 may not ultimately be indicative of the Company’s results for such periods and actual results may differ materially from those described above. No independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to these preliminary results, nor have they expressed any opinion or any other form of assurance on these preliminary results. These unaudited preliminary reserving estimates are presented for informational purposes only and do not purport to represent the Company’s financial condition or results of operations for any future date or period. As a result, caution should be exercised in relying on these estimates and no inferences should be drawn from these estimates regarding financial or operating data not provided. Cautionary Note On Forward-Looking Statements and Preliminary Estimates 2Everest Group, Ltd.

4Q 2024 Reserve Action Overview

Decisive actions to fortify US casualty reserves

Net Reserve Development

	Amount (pre-tax)[1]
Reinsurance Segment	
U.S. Casualty Reinsurance[2] *(adverse)*	$684 million
Property, Mortgage, and Other *(favorable)*	$684 million
Total	**$0 million**
Insurance Segment	
U.S. Casualty Insurance[3] PYD *(adverse)*	$1,072 million
U.S. Casualty Insurance[4] 2024 AY *(adverse)*	$206 million
Total *(adverse)*	**$1,278 million**
Other Segment[5]	
Sports and Leisure *(adverse)*	$315 million
Asbestos & Environmental *(adverse)*	$54 million
Other[6] *(adverse)*	$35 million
U.S. Casualty 2024 AY *(adverse)*	$22 million
Total *(adverse)*	**$425 million**
Everest Group Total *(adverse)*	**$1,704M pre-tax**

Key Takeaways

Our booked reserves reflect Management's Best Estimate

Reinsurance Segment:

- Favorable development in property and mortgage lines, which management believes contain additional embedded margin
- Strengthening for U.S. casualty reserves across all AY's reflecting higher loss emergence impacted by social inflation
- U.S. Casualty $504M Actuarial Central Estimate[7] + $180M risk margin[8]

Insurance Segment:

- Materially strengthened U.S. casualty reserves in AY's 2020 to 2024
- Adverse development driven by a combination of social inflation and portfolio concentrations in certain classes
- $1.1B Actuarial Central Estimate + $182M risk margin

Other Segment:

- New segment primarily comprised of certain sports and leisure lines (after giving effect to the sale of the business in October 2024), A&E, and certain other lines
- $307M Actuarial Central Estimate + $119M risk margin

Decisive actions include $481M of risk margin above Actuarial Central Estimates for U.S. casualty

Note: For additional information please refer to endnotes on page 16.

Everest Group, Ltd. 3

U.S. Casualty Insurance: Loss Landscape Loss experience exacerbated by social inflation Elevated loss trend driven by legal system abuse in certain U.S. casualty lines, including General Liability, Excess / Umbrella, Commercial Auto Principal drivers of social inflation include: • Increased frequency of high-severity claims • Third-party litigation funding • Plaintiff attorney litigation tactics (attorney advertising, trial tactics, forum shopping in plaintiff- friendly jurisdictions) • Public anti-corporate sentiment and acceptance of / desensitization to large damages awards • Erosion of tort reform Everest’s concentration in U.S. casualty lines, particularly in classes most susceptible to social inflation, is a key factor in the performance of the portfolio Elevated exposure to: • Classes with public exposure such as sports and leisure, real estate, and habitational • Guaranteed-cost policies in large-account general liability business • Commercial auto and excess liability coverage of larger fleets in challenging jurisdictions 4Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Everest North America Insurance Response

Significantly transforming the U.S. casualty underwriting platform

New Leadership Team	Balancing Portfolio	Exiting Non-Core Business	Aggressive Underwriting Action	Improving Value Proposition
Replaced key divisional leaders Bolstered talent across U.S. casualty lines Redefined sales and distribution roles at the regional level	Accelerating growth in most attractive short-tail and specialty lines Improving portfolio diversification	Sold Sports and Leisure insurance business Repositioning or exiting under-performing portfolios	Drive casualty portfolio to price adequacy in a single renewal Restructuring policy offerings Shifting to more loss - sensitive business Aggressively shedding underperforming accounts	Expanding regional underwriting presence Enhancing underwriting guidelines Continued enhancement of claims capabilities

Transformation Progress



Comprehensive actions driving improved underwriting margins

Note: For additional information please refer to endnotes on page 16.

Everest Group, Ltd. 5

Everest remains committed to the development of a leading global insurance business The Future of Everest Insurance International Insurance • Continuing to invest in capabilities and scaling the platform at an improving expense ratio • Deepening penetration of existing core country operations • Continuing to deliver superior underwriting margins by focusing on account quality • Building lead market and multinational capabilities North America Insurance • Continue adding and developing best-in-class talent to drive superior underwriting results • Deepening regional presence to closely align with brokers and gain access to the most attractive risks • Writing “accounts” instead of “lines” to ensure a higher quality, better-balanced portfolio • Continuing to invest in specialized underwriting capabilities and a superior service value proposition 6Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Everest Reinsurance U.S. Casualty Reserves U.S. Casualty Ultimate Loss Ratio by Underwriting Year Reinsurance Segment: 72% of Group’s Net Reserves $684M of U.S. Casualty reserve strengthening driven by increased conservatism around social inflation, largely offset by well-seasoned releases in property and mortgage U.S. Casualty reserves include risk margin of $180M beyond Actuarial Central Estimate Substantial re-underwriting of casualty portfolio in 2020 resulted in stabilized underwriting margins • Limited exposure to commercial auto • Enhanced cedent selection resulted in avoiding certain underperforming large account business • Breadth of cedent relationships resulting in well- diversified liability product exposure Reinsurance Segment Reserves as of December 31, 2024 U.S. Casualty Other Casualty Property Specialty Mortgage 0% 20% 40% 60% 80% 100% 120% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 As of Year-End 2023 As of Year-End 2024 Current Accident Year 2024 7Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Insurance Segment Reserves as of December 31, 2024 Everest Insurance® U.S. Casualty Reserves $1.3B reserve strengthening follows significant organizational transformation of U.S. casualty platform Includes 2024 accident year strengthening of $206M in U.S. casualty lines Casualty reserves include risk margin of $182M beyond Actuarial Central Estimate U.S. Casualty Prof. Liability / Other GL Workers' Compensation Property Other U.S. Umbrella U.S. General Liability U.S. Auto Liability U.S. Casualty Ultimate Loss Ratio by Accident Year Insurance Segment: 24% of Group’s Net Reserves Active re-positioning of underperforming casualty portfolios impacted by social inflation • Non-renewed 33% of the U.S. casualty portfolio GWP in 2024 Loss Drivers: • General Liability loss trend remains elevated compared to historical levels, with frequency being a key driver • Excess Casualty frequency of claims remains elevated • Auto Liability claim frequency and severity have exceeded pre-covid levels 0% 20% 40% 60% 80% 100% 120% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 As of Year-End 2023 As of Year-End 2024 Current Accident Year 2024 8Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Everest Other Segment Reserves Newly created “Other” segment includes the recently sold sports and leisure insurance business, legacy asbestos and environmental, and other discontinued insurance programs and coverage classes in run-off Segment net reserves of $1.1B as of December 31, 2024 $425M of reserve strengthening follows significant organizational transformation of U.S. casualty platform Other segment reserves include risk margin of $119M beyond Actuarial Central Estimate Average expected tail of reserves 3-4 years Other Segment Reserves as of December 31, 2024 Enhanced disclosure around non-core lines of business Other Segment: 4% of Group’s Net Reserves Sports and Leisure A&E Umbrella Other Casualty Workers' Compensation 9Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Prospective Approach to U.S. Casualty Insurance Loss Picks

U.S. Casualty Industry Loss Trend Assumption


~12%
Economic Inflation[9]
Social Inflation[10]
Other[11]
Loss Trend[12]

Bars in the chart representing components of loss trend are for illustrative purposes only.

U.S. Casualty Insurance Loss Pick Approach

Everest U.S. casualty insurance loss pick approach going forward:

- Utilizing updated loss cost trend for general liability, excess / umbrella, and commercial auto combined averages ~12%
- Acknowledging more recent loss trends, we are increasing the uncertainty margin[13] in our prospective loss picks
- Embedding significant prudence in our loss picks

Note: For additional information please refer to endnotes on page 16.

Everest Group, Ltd. 10

Targeting Mid-Teens Total Shareholder Return14 Over the Cycle Today’s action: aggressive response to U.S. casualty lines reserves in all segments Organic international insurance expansion performing strongly Growing high-quality investment portfolio Tier-1 lead market global reinsurance franchise Rapidly transforming North America insurance platform to deliver improved results Balance sheet strength and nimble capital deployment create optionality Path Towards Consistently Generating Attractive Returns 11Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Appendix 12Everest Group, Ltd.

Everest Reinsurance U.S. Casualty Reserving Detail Underwriting Year Reserving Detail 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 4Q'23 $20 $49 $92 $215 $453 $774 $1,119 $1,233 $639 4Q'24 $30 $51 $68 $199 $306 $647 $995 $1,134 $1,470 $533 4Q'23 $96 $160 $228 $447 $721 $996 $1,292 $1,317 $658 4Q'24 $104 $143 $174 $391 $556 $903 $1,230 $1,352 $1,636 $541 4Q'23 21% 31% 40% 48% 63% 78% 87% 94% 97% 4Q'24 29% 35% 39% 51% 55% 72% 81% 84% 90% 99% % Paid to Ultimate 4Q'24 95% 94% 92% 87% 81% 66% 51% 34% 17% 6% IBNR ($M) Total Reserves ($M) IBNR as % of Total Reserves Underwriting Year ("UY") 13Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Everest Insurance® U.S. Casualty Reserving Detail Accident Year Reserving Detail 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 4Q'23 $1 $3 $15 $25 $58 $103 $204 $385 $653 4Q'24 $1 $3 $3 $24 $78 $193 $318 $498 $749 $925 4Q'23 $4 $12 $24 $52 $135 $185 $319 $495 $709 4Q'24 $3 $10 $11 $42 $128 $246 $459 $655 $898 $987 4Q'23 21% 25% 61% 49% 43% 56% 64% 78% 92% 4Q'24 29% 30% 28% 56% 61% 78% 69% 76% 83% 94% % Paid to Ultimate 4Q'24 97% 94% 90% 85% 76% 54% 44% 31% 12% 2% Accident Year ("AY") IBNR ($M) Total Reserves ($M) IBNR as % of Total Reserves 14Everest Group, Ltd.Note: For additional information please refer to endnotes on page 16.

Everest Other Segment Reserving Detail Accident Year Reserving Detail Note: For additional information please refer to endnotes on page 16. 15Everest Group, Ltd. 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 IBNR ($M) 4Q'24 $1 $1 $3 $8 $25 $45 $63 $123 $155 $124 Total Reserves ($M) 4Q'24 $1 $3 $4 $14 $33 $51 $89 $154 $179 $133 IBNR as % of Total Reserves 4Q'24 40% 20% 60% 61% 77% 88% 71% 80% 86% 93% % Paid to Ultimate 4Q'24 95% 93% 91% 84% 75% 46% 44% 24% 12% 2% Accident Year ("AY")

Endnotes 1 Amounts may not sum due to rounding. 2 U.S. Casualty Reinsurance contains all treaty and facultative casualty classes writing predominantly U.S. (but also a small amount of non-U.S.) exposures in auto liability, excess / umbrella, and general liability lines, and also a small portion of workers’ compensation. 3 A large preponderance of U.S. Casualty Insurance consists of auto liability, excess / umbrella, and general liability lines. 4 Consists predominantly of U.S. Casualty 2024 accident year strengthening and includes a small portion of non-casualty lines. 5 Our new other segment primarily includes the results of our sports and leisure business that was sold in October 2024, consisting of policies written prior to the sale and policies renewed and certain new business on the Company’s paper post- sale. It also includes run-off asbestos and environmental exposures, certain discontinued insurance programs primarily written prior to 2012, and certain discontinued insurance and reinsurance coverage classes. The Other segment does not generally sell insurance or reinsurance products but are responsible for the management of existing policies and settlement of related losses. The only noteworthy exception relates to a limited number of renewed and new policies written on the Company’s paper by the purchaser of the sports and leisure business referred to above, for a finite period of time post-closing. 6 Consists predominantly of run-off excess / umbrella portfolios. 7 An Actuarial Central Estimate is a neutral, most likely prediction of a future financial outcome. 8 "Risk margin" represents an allowance for uncertainty added by management to the Actuarial Central Estimate to arrive at the reserve amount booked (“Management’s Best Estimate”), which represents management’s view of the ultimate loss liability. 9 Weighted average of economic indices correlated with commercial auto and general liability claims severity. 10 Internal modeling of relationship between severity trend and social inflation drivers such as third-party litigation funding and legal services advertising spend. 11 Includes frequency trend as well as the leverage impact of inflation on excess policies. 12 Benchmark loss trends for commercial auto liability, general liability and excess/umbrella weighted by ultimate losses. 13 Uncertainty margin represents the additional level of prudence added to projected loss trend to account for potential loss emergence. 14 Total Shareholder Return is annual growth in Book Value Per Share excluding Unrealized Gains and Losses on Fixed Maturity Available for Sale Securities, plus Dividends Per Share. 16Everest Group, Ltd.

Glossary Accident Year (“AY”): Accident year refers to the year in which a claim occurs. Underwriting Year (“UY”): We rely primarily on underwriting year data for our internal reinsurance reserve analyses, as accident year is not generally available for contracts written on a pro rata basis. Underwriting year refers to the year in which a contract incepts. One underwriting year will generally incorporate claims from multiple accident years. Ultimate Loss and Loss Adjustment Expenses (“LAE”): This is the final total loss to the insurer, and includes losses, defense/lawyer fees, and adjusters fees, whether paid, booked as case reserves, or IBNR estimates. The ultimate loss or LAE ratio is the ultimate loss and LAE divided by earned premiums. Incurred but Not Reported (“IBNR”): Reserves are estimated losses for claims that have occurred but have not yet been reported to the insurer. Paid Loss and ALAE: Actual paid loss and loss adjustment expenses. Paid to Ultimate Ratio: The ratio of Paid Loss and LAE divided by Ultimate Loss and LAE. 17Everest Group, Ltd.